Excellence. Partnership. Service Creating a Virginia Banking Powerhouse Ed Barham, President and CEO Jeff Farrar, EVP and CFO July 29, 2009 Exhibit 99.1

Excellence. Partnership. Service
Forward Looking
Statements
• StellarOne Corporation (StellarOne) may from time to time make written or oral statements, including statements in this presentation which may constitute forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
The forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical results, or those anticipated. When we use words such as “believes”, “expects”, “anticipates” or similar expressions, we are making forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date thereof. StellarOne wishes to caution the reader that factors, such as those listed below, in some cases have affected and could affect StellarOne’s actual results, causing actual results to differ materially from those in any forward looking statement. These factors include: (i) continuation of the historically low short-term interest rates, (ii) a change in real estate or capital market conditions which could lead to asset quality deterioration or asset impairments including intangibles, (iii) the inability of StellarOne to grow its portfolio at historical growth rates, (iv) the impact of governmental restrictions on entities participating in the US Treasury Department Capital Purchase Program, and (v) mergers and acquisitions. Please refer to StellarOne’s filings with the Securities and Exchange
Commission for additional information, which may be accessed at
www.stellarone.com.

Excellence. Partnership. Service Agenda 1. Company Profile 2. Franchise and Capital 3. Loan Portfolio and Asset Quality 4. Core Earnings Analysis 5. Strategic Outlook and Concluding Remarks

StellarOne CORPORATION

Maryland
Winchester
Woodstock
West Virginia
Harrisonburg
Culpeper
Stafford
Madison
Chancellor
Verona
Grottoes
Orange
Locust Grove
Fredericksburg
Plank Road
Staunton
Fishersville
Waynesboro
Bowling Green
Stuarts Draft
Charlottesville
Ladysmith
Lexington
Covington
Buena Vista
Richmond
Forest
Lynchburg
Pearisburg
Salem
Vinton
Bedford
New London
Farmville
Blacksburg
Roanoke
Radford
Shawsville
Moneta
Dublin
Riner
Christiansburg
Virginia
Wytheville
Floyd
Rocky Mount
North Carolina

Excellence. Partnership. Service
Corporate Profile
• $3.0 billion bank
holding company
headquartered in
Charlottesville, VA.
• Legacy bank
established in 1900.
• Fifty-nine financial
centers
• Commercial loan
production office in
Richmond, VA
• Combination of eight
legacy community
banks with significant
market share in their
respective markets.

Excellence. Partnership. Service Franchise and Capital

Excellence. Partnership. Service
$3,050,000
$1,387,000
$985,000
$325,000
$3,057,000
$0
$1,000,000
$2,000,000
$3,000,000
$4,000,000
MOE with Virginia
Heartland Bank -
1998
MOE with Virginia
Financial Corp.  -
2001
Purchase of Eight
First VA Branches
- 2003
MOE with FNB
Corporation - 2008
Current
Merger of Equals -
Strategy for Growth
(Dollars in thousands)

Excellence. Partnership. Service
Strong Position In
Strong Virginia Market -
Banks
2008
Number of
Branches
2008 Total Deposits
in Market ($M)
2008 Total Market
Share (%)
Wells Fargo
Bank
293 $25,888 13.35
BB&T Corp. (NC)
Bank
392 19,752 10.19
Bank of America Corp. (NC)
Bank
209 18,687 9.64
SunTrust Banks Inc. (GA)
Bank
247 14,208 7.33
StellarOne Corp. (VA)
Bank
64 2,427 1.25
Carter Bank & Trust (VA)
Bank
89 2,270 1.17
Virginia Commerce (VA)
Bank
27 2,100 1.08
Townebank (VA)
Bank
18 1,991 1.03
United Bankshares Inc. (WV)
Bank
43 1,889 .97
Union Bankshares Corp. (VA)
Bank
58 1,792 .92
Total for Top Ten Banks
1,440 $91,004
46.93%

Excellence. Partnership. Service
Deposit
Franchise
NOW - WAC of
.93%
MMDA - WAC of
1.55%
Savings - WAC of
.88%
Time Deposits -
WAC of 3.13%
Non-interest
bearing
Total Deposits: Total Deposits:
$2.45 $2.45 billion billion – – WAC WAC
of 2.13% of 2.13%
Note: Deposit composition as of June 30, 2009

Excellence. Partnership. Service $136,105 $150,652 $162,768 $364,785 $361,482 $0 $75,000 $150,000 $225,000 $300,000 $375,000 $450,000 2005 2006 2007 2008 2Q 2009 Common Equity (Dollars in thousands)

Excellence. Partnership. Service $10.95 $12.32 $13.49 $12.47 $12.24 $0.00 $4.00 $8.00 $12.00 $16.00 $20.00 2005 2006 2007 2008 2Q - 2009 Tangible Book Value per Common Share

Excellence. Partnership. Service
Capital Ratios
2Q 2009
StellarOne
1Q 2009
Peer Median
Tier 1 Risk-based
Capital to Risk
Adjusted Assets
13.47% 12.92%
Tangible Equity to
Tangible Assets
10.27% 8.34%
Total Equity to
Total Assets
13.09% 10.59%

Excellence. Partnership. Service Loan Portfolio and Asset Quality

Excellence. Partnership. Service
Loan Diversification
Commercial
and
Industrial
9.8%
Commercial
R/E
35.9%
Consumer
2.1%
Const. &
Development
14.4%
Other
0.8%
1-4 Family
R/E
37.0%
Gross Loans: Gross Loans:
$2.21 billion $2.21 billion
Loan/Deposit Ratio: Loan/Deposit Ratio:
91.5% 91.5%
Note: Loan composition as of June 30, 2009

Excellence. Partnership. Service
2006 2007
2008
2009
1   Qtr.
2009
2    Qtr.
Non-Performing
Assets / Total
Assets
0.19% 0.44% 1.66% 2.38% 2.60%
Net Charge-offs
/ Average
Loans
(0.01)% 0.12% 0.80% 0.51% 1.20%
Allowance /
Loans
1.19% 1.23% 1.35% 1.56% 1.56%
Asset Quality
st nd

Excellence. Partnership. Service
Past Dues by Loan
Type
1.56% 4.29% 1.02% 1.71% C&I
.42% .09% 1.22% .81% Consumer
.55%
13.13%
STEL
NPA’s &
>90 days
2Q09
.98%
1.97%
Peer
30-89
days past
due
*
1.64%
7.77%
Peer
NPA’s &
>90 days
past due
*
STEL
30-89 days
past due
2Q09
Const. and Land
Development
1.55%
Commercial RE .54%
(*) Uniform Bank Performance Report – 3/31/09

Excellence. Partnership. Service
Net Charge-Offs by
Loan Type
1.02% .90% C&I
1.22% 1.50% Consumer
.98%
1.97%
Peer Group
*
STEL
2Q09
Const. and Land Development 1.70%
Commercial RE .54%
(*) Uniform Bank Performance Report – 3/31/09

Excellence. Partnership. Service
Non-Performing Loans
(dollars in thousands)
Gross Non-
performing Loans -
$73.0 million or
3.26% of Gross
Loans Receivable
Commercial
and
Industrial,
$9,839,
13.5%
Commercial
R/E, $5,463,
7.5%
Consumer,
$1,307 1.8%
Const. &
Development
$41,597,
57%
1-4 Family
R/E,
$14,790,
20%
Note: Nonaccrual loan composition as of June 30, 2009

Excellence. Partnership. Service
Non-Performing Loans –
Acquisition and Development
Component (dollars in thousands)
Gross Non-
Performing A&D
Loans:
$41.6 million
Note: Nonaccrual A&D loan composition as of June 30, 2009
Acquisition &
Development
Non-Smith
Mtn. Lake
$16,410
Acquistion
and
Development
Smith Mtn.
Lake,
$25,187
-
-

Excellence. Partnership. Service
Non-Performing Loans by
Geographic Footprint
(dollars in thousands)
New River
Valley,
$2,129, 4%
Smith Mtn.
Lake,
$26,972, 53%
Central VA,
$7,226, 14%
Roanoke,
$4,184, 8%
Northern VA,
$1,958, 4%
Richmond,
8,404, 17%
Note: Nonaccrual loan composition as of June 30, 2009

Excellence. Partnership. Service
Non-Performing Assets
(dollars in thousands)
OREO, $4,121
Loans Greater
Thank 90 Days,
$2,458
Nonaccrual
loans, $72,995
NPA’s as a
percentage of Loans
and OREO – 3.55%
Note: Data as of June 30, 2009

Excellence. Partnership. Service
Asset Quality Metrics
• Largest NPL’s:
– $14.2 million in loans to a SML developer
(mixed use property, lots and single-family
dwellings)
– $6.5 million in loans to an aggregates
contractor.
– Two $5.5 million relationships with SML
developers on separate projects consisting of
residential developments with a commercial
component.

Excellence. Partnership. Service Core Earnings Analysis

Excellence. Partnership. Service
2Q Highlights
• Loss available to common shareholders of $785 thousand compared to earnings of $6.1 million in 2Q08 and a loss of $298 thousand for
1Q09.
• EPS loss of $0.03 in 2Q09 compared to earnings of $.27 for 2Q08 and a loss of $.01 for 1Q09.
• Provision levels down modestly from 4Q08 and 1Q09, and while absolute NPA’s were up, the rate of increase has leveled (11%).
• Total past dues including non-performing loans down 15%
sequentially.
• Earnings substantially absorbed $1 million increase in FDIC insurance compared to 1Q09; and a $2 million increase when
compared to 2Q08.
• Average deposit growth for the quarter of $78.9 million, representing an annualized rate of 13.6%. Deposit growth year-to-date of $126.2 million.

Excellence. Partnership. Service
$6,397
$8,743
$9,091
$7,304
$5,689
$0
$5,000
$10,000
$15,000
2Q - 2008 3Q - 2008 4Q - 2008 1Q - 2009 2Q - 2009
PPPT (Pre-provision, pre-tax)
Earnings by Quarter
(Dollars in thousands)

Excellence. Partnership. Service
3.50%
5.25%
7.25%
8.25%
7.25%
3.34%
4.04%
4.29%
4.25%
4.08%
4.03%
3.25%
3.25%
3.25%
0.05%
1.05%
2.05%
3.05%
4.05%
5.05%
6.05%
7.05%
8.05%
2004 2005 2006 2007 2008 1Q 2009 2Q 2009
Net Interest Margin Versus
Prime Rate

Excellence. Partnership. Service Prime / Libor Index 37.1% Fixed 38.3% T-Bill Index 24.6% Loan Pricing Mix

Excellence. Partnership. Service Prime / Libor Index 3.93% Fixed 6.58% T-Bill Index 6.14% Loan Pricing Mix with Yields

Excellence. Partnership. Service
$24,609
$23,159
$22,054
$22,225
$24,057
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
2Q - 2008 3Q - 2008 4Q - 2008 1Q - 2009 2Q - 2009
Overhead by Quarter
(Dollars in thousands)

Excellence. Partnership. Service Strategic Outlook and Concluding Remarks

Excellence. Partnership. Service
• Reduce NPA’s as soon as practical.
• Repay TARP once comfort level with asset
quality and economy warrants.
• Continue initiatives to reduce overhead
structure.
• Accelerate growth in non-interest revenues.
• Initiate acquisition strategy in higher growth
markets.
Strategic Outlook

Excellence. Partnership. Service
Final
Considerations
• Reliable track record for merger
integration and growth.
• Highly liquid and well-capitalized balance
sheet with minimal intangibles when
compared to peer.
• Franchise sits in most stable portion of a
good Virginia market.
• Opportunity for growth in Richmond and
Tidewater are compelling.

Excellence. Partnership. Service July 29, 2009 Keefe, Bruyette & Woods Community Bank Investor Conference